UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549
                   __________________________


                            FORM 8-K
                         CURRENT REPORT
               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934


                   Date of Report May 18, 2004
                (Date of earliest event reported)

                   __________________________


                   JACKSONVILLE BANCORP, INC.
     (Exact name of registrant as specified in its charter)


                             FLORIDA
         (State or other jurisdiction of incorporation)


           001-14853                59-3472981
    (Commission File Number)     (IRS Employer Identification No.)


76 S. Laura Street, Suite 104, Jacksonville, FL       32202
(Address principal executive offices)               (Zip Code)


  Registrant's telephone number, including area code (904) 421-3040


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Item 5.   Other Events

      On May 18, 2004, Jacksonville Bancorp, Inc. announced the appointment of Valerie Kendall as its Chief Financial Officer and the resignation of Cheryl L. Whalen as its prior Executive Vice
President/Chief Financial Officer.

Item 7.   Financial Statements and Exhibits

     99.1 Press Release dated May 18, 2004.


                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                        JACKSONVILLE BANCORP, INC.
                        (Registrant)


Date: May 18, 2004      By:/s/Gilbert J. Pomar, III
                          ____________________________________
                          Gilbert J. Pomar, III
		          President and Chief Executive Officer


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                          EXHIBIT INDEX


Exhibit No.
-----------

99.1   Press Release dated May 18, 2004 issued by Jacksonville
       Bancorp, Inc.


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